UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Airbnb, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting, Proxy Statement, and Annual Report or Form 10-K Airbnb, Inc. Annual Meeting of Stockholders Wednesday, June 4, 2025 10:00 AM, PDT Annual Meeting to be held via the Internet - please visit www.proxydocs.com/ABNB for more details. [GRAPHIC APPEARS HERE]You must register to attend the meeting online and/or participate at www.proxydocs.com/ABNB For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ABNB To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive paper or e-mail copies of the proxy materials, you must request them. There is no charge to you for requesting copies. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 23, 2025. Unless requested, you will not otherwise receive a paper or email copy. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held On June 4, 2025 for Stockholders of record as of April 7, 2025 To order paper materials, for this and/or future stockholder meetings, use one of the following methods. Internet: www.investorelections.com/ABNB Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 AGAINST ON PROPOSAL 4 Airbnb, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect Amrita Ahuja, Joseph Gebbia and Jeffrey Jordan as Class II Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. 1.01 Amrita Ahuja 1.02 Joseph Gebbia 1.03 Jeffrey Jordan 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 3.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. 4. To consider one stockholder proposal regarding voting disclosure, if properly presented at the Annual Meeting. NOTE : The named proxies are authorized to transact such other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.